VALUED ADVISERS TRUST

LS Opportunity Fund

Supplement dated March 26, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information

dated October 1, 2025

(as supplemented from time to time)

Based on the recommendation of Long Short Advisors, LLC (the “Advisor), the Board of Trustees of the Trust (the “Board”) has approved a new sub-advisory agreement between the Advisor and Grantham, Mayo, Van Otterloo & Co., LLC (“GMO”) under which GMO will serve as a new, long-term sub-adviser to the Fund (the “GMO Sub-Advisory Agreement”). The GMO Sub-Advisory Agreement will be effective upon shareholder approval. Founded in 1977, GMO is a registered investment advisor with over $82 billion in assets under management and a proven track record advising long-only and long/short portfolios. A proxy statement soliciting approval by shareholders of the GMO Sub-Advisory Agreement at a special shareholder meeting called for that purpose will be sent to shareholders in the near future. The proxy statement will include more information about GMO, the GMO Sub-Advisory Agreement, and the reasons for the Board’s approval of the GMO Sub-Advisory Agreement. Until GMO begins providing services to the Fund, the Fund will continue to be managed by the Advisor and the Fund’s interim sub-adviser as discussed in the Supplement dated December 23, 2025 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated October 1, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This Supplement, the Prospectus and the Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus or SAI without charge by calling the Fund at (877) 336-6763.